NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Mid Cap Value Fund

Prospectus Supplement dated December 1, 2009
to the Prospectus dated May 1, 2009

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective December 31, 2009, the information under the section entitled “Portfolio Management – RiverSource” on page 6 has been restated in its entirety as follows:

RiverSource
Steve Schroll is Portfolio Manager for RiverSource, having joined RiverSource in 1998 as a Senior Security Analyst. Mr. Schroll holds a masters in business administration from the University of Minnesota.

Laton Spahr, CFA, is Portfolio Manager for RiverSource, having joined RiverSource in 2001 as a Security Analyst. Mr. Spahr holds a masters of science from the University of Wisconsin, Applied Security Analysis Program.

Paul Stocking is Portfolio Manager for RiverSource, having joined RiverSource in 1995 as a Senior Equity Analyst. Mr. Stocking holds a masters of business administration from the University of Chicago.

PLEASE RETAIN THIS SUPPLEMENT WITH THE FUND’S PROSPECTUS FOR FUTURE REFERENCE.